Deutsche
Asset Management
                                                                       [DB Logo]




Summary Prospectus | March 16, 2017



Deutsche MLP & Energy Infrastructure Fund





 CLASS/Ticker    A   DMPAX    C   DMPCX    INST   DMPIX    S   DMPSX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at deutschefunds.com/ mutualpros. You can also get this information at no cost by e-mailing a request to service@db.com, calling (800) 728-3337 or asking your financial advisor. The prospectus and SAI, both dated March 16, 2017, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks total return.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Deutsche funds. More information about these and other discounts and waivers is available from your financial professional and in Choosing a Share Class in the prospectus (p. 16) and Purchase and Redemption of Shares in the fund's SAI (p. II-16).


SHAREHOLDER FEES (paid directly from your investment)


                                                   A          C    INST      S
                                          ----------  ---------  ------  -----
Maximum sales charge (load) imposed on
purchases, as % of offering price              5.75     None     None    None
-----------------------------------------      ----     --       ------  ---
Maximum deferred sales charge (load), as
% of redemption proceeds                     None     1.00       None    None
-----------------------------------------    ------   ----       ------  ---
Account Maintenance Fee (annually, for
fund account balances below $10,000 and
subject to certain exceptions)              $   20    $20        None    $20
-----------------------------------------   -------   ----       ------  ---

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


                                                A          C        INST           S
                                        ---------  ---------  ----------  ----------
Management fee                              1.10       1.10       1.10        1.10
---------------------------------------     ----       ----       ----        ----
Distribution/service (12b-1) fees           0.22       0.99      None        None
---------------------------------------     ----       ----      -----       -----
  Dividend expenses on short sales          0.34       0.34       0.34        0.34
  Other expenses                            6.77       6.73       6.61        6.85
TOTAL OTHER EXPENSES                        7.11       7.07       6.95        7.19
---------------------------------------     ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING EXPENSES        8.43       9.16       8.05        8.29
---------------------------------------     ----       ----      -----       -----
Fee waiver/expense reimbursement            6.44       6.42       6.31        6.45
---------------------------------------     ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING EXPENSES
AFTER FEE WAIVER/EXPENSE REIMBURSEMENT      1.99       2.74       1.74        1.84
---------------------------------------     ----       ----      -----       -----

The Advisor has contractually agreed through March 15, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses, and dividend expenses on short sales) at 1.65%, 2.40%, 1.40% and 1.50% for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period)

remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


YEARS           A         C      INST         S
-------  --------  --------  --------  --------
1        $ 765     $ 377     $ 177     $ 187
--       -----     -----     -----     -----
3        2,347     2,073     1,789     1,842
--       -----     -----     -----     -----
5        3,821     3,723     3,304     3,389
--       -----     -----     -----     -----
10       7,087     7,284     6,706     6,834
--       -----     -----     -----     -----

You would pay the following expenses if you did not redeem your shares:



YEARS           A         C      INST         S
-------  --------  --------  --------  --------
1        $ 765     $ 277     $ 177     $ 187
--       -----     -----     -----     -----
3        2,347     2,073     1,789     1,842
--       -----     -----     -----     -----
5        3,821     3,723     3,304     3,389
--       -----     -----     -----     -----
10       7,087     7,284     6,706     6,834
--       -----     -----     -----     -----

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.


Portfolio turnover rate for fiscal year 2016: 233%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes (measured at the time of investment), in master limited partnership (MLP) investments and securities issued by energy infrastructure companies.


With respect to its MLP investments, the fund will invest primarily in publicly traded MLPs that (i) operate or own, directly or indirectly, energy infrastructure related assets, including, but not limited to, assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, operating terminals, storing, gathering, processing, refining, distributing, mining, or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal, or electricity; or (ii) provide energy-related equipment or services. The fund's MLP investments may include MLPs structured as limited liability companies; MLPs that are taxed as regular or "C" corporations for US federal income tax purposes; institutional units (I-Units) issued by MLP affiliates; C corporations that hold significant interests in MLPs; private investments in public equities (PIPEs) issued by MLPs; and other US and non-US equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange-traded notes (ETNs), that provide exposure to MLPs.


MLPs are generally treated as partnerships for US federal income tax purposes and are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for US federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. MLPs are generally publicly traded and, as such, are regulated by the Securities and Exchange Commission and must make public filings like any publicly traded corporation.


For purposes of its 80% investment policy, the fund will consider a company to be an energy infrastructure company if at least 50% of its non-cash assets are energy infrastructure related assets or if at least 50% of its gross income or net profits are derived, directly or indirectly, from energy infrastructure related assets or activities.


The fund will invest 25% or more of its total assets in the group of industries that comprise the energy infrastructure sector. The fund may invest in MLPs and energy infrastructure companies of all market capitalization ranges.


Under normal circumstances, the fund will primarily invest in equity securities, which include common units issued by MLPs and common and preferred stock, convertible securities, and rights or warrants to purchase common stock issued by energy infrastructure companies. The fund may also invest in debt securities to a lesser degree.


The fund will primarily invest in securities of US issuers, but may also invest in securities of Canadian issuers. The fund may invest to a lesser extent in non-US and non-Canadian issuers, including issuers located in emerging market countries.


To generate additional returns, the fund may, at portfolio management's discretion, sell short securities that it believes are overvalued. When the fund takes a short position, it sells at the current market price a security it does not own but has borrowed in anticipation of a decline in the market price of the security. To complete, or close out, the short sale transaction, the fund buys the same security in the market and returns it to the lender. The market value of securities sold short will not exceed 40% of the fund's net assets.


The fund is treated as a regular corporation or a "C" corporation for US federal income tax purposes. Accordingly, unlike a traditional open-end mutual fund, the fund is subject to US federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%), will not benefit from current favorable federal income tax rates on long-term capital gains, and will be subject to state and local, and possibly foreign, income taxes by reason of its investments in MLPs and other investments.


MANAGEMENT PROCESS. In choosing securities, portfolio management uses a combination of two analytical disciplines:


TOP-DOWN RESEARCH. Portfolio management analyzes various factors, including infrastructure market dynamics (such as supply/demand conditions), the economic environment (such as interest rates, inflation and economic growth), expected capital flow dynamics and exchange rate conditions.


BOTTOM-UP RESEARCH. Portfolio management analyzes characteristics and investment prospects of a particular security relative to others to actively manage the fund's exposure to individual securities. Disciplined valuation analysis drives this decision-making process, guiding portfolio management to invest in securities it believes can



                                       2
                                       Deutsche MLP & Energy Infrastructure Fund


                                               SUMMARY PROSPECTUS March 16, 2017
provide superior returns over the long-term, and to sell those that it believes no longer represent the strongest prospects.

DERIVATIVES. From time to time, the fund may write covered calls on individual portfolio securities. In addition, the fund may also use other types of derivatives, including derivatives related to its MLP investments (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade securities actively and this may lead to high portfolio turnover.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


MASTER LIMITED PARTNERSHIP RISK. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments could have poor returns.


MLPs are also subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic and other conditions.


CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular segment of the market in which the fund concentrates may have a significant impact on the fund's performance.


ENERGY INFRASTRUCTURE RISK. The fund concentrates its investments in the group of industries comprising the energy infrastructure sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy infrastructure sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy infrastructure sector are subject to specific risks that could cause the value of the fund to decline, including, among others: fluctuations in commodity prices; fluctuations in consumer demand for commodities such as oil, natural gas or petroleum products; fluctuations in the supply of oil, natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of terrorist attacks. Additionally, changes in economic conditions of key energy producing and consuming countries, domestic and foreign government regulations, international politics, policies of the Organization of Petroleum Exporting Countries (OPEC), taxation and tariffs may adversely impact the profitability of energy infrastructure companies. Moreover, energy infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and substances handled. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy infrastructure companies.


TAX RISK. Tax risks associated with investments in the fund include, but are not limited to, the following:


MLP tax risk. Partnerships generally do not pay US federal income tax at the partnership level. Rather, each partner is allocated a proportionate share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for US federal income tax purposes, which would result in the MLP being required to pay US federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for US federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which the fund invests were treated as a corporation for US federal income tax purposes, it could result in a reduction of the value of the fund's investment in the MLP and lower income to the fund.


The fund must recognize income that is allocated to it from underlying MLPs for federal income tax purposes, even if the fund does not receive cash distributions from the MLPs in an amount necessary to pay any associated tax liability. To the extent a distribution received by the fund from an MLP is treated as a return of capital, the fund's basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the fund for tax purposes upon the sale of any such



                                       3
                                       Deutsche MLP & Energy Infrastructure Fund


                                               SUMMARY PROSPECTUS March 16, 2017
interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may result in the fund restating the character of its distributions and amending any shareholder tax reporting previously issued.

Fund structure risk. Unlike traditional mutual funds that elect to be taxed as regulated investment companies for US federal income tax purposes, the fund will be taxable as a regular corporation, or "C" corporation, for US federal income tax purposes. This means the fund generally will be subject to US federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 35%), will not benefit from current favorable federal income tax rates on long-term capital gains, and will be subject to state and local, and possibly foreign, income taxes by reason of its investments in MLPs and other investments.


Tax estimation/NAV risk. The fund's strategy of investing to a significant degree in MLPs and its status as a "C" corporation involve complicated accounting, tax and valuation issues. In calculating the fund's NAV, the fund will, among other things, account for its current taxes and deferred tax liability and/or deferred tax assets. The fund generally will accrue a deferred income tax liability for future tax liability associated with the capital appreciation of its investments and reduction in basis as a result of distributions received by the fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability will reduce the fund's NAV. The fund may also accrue a deferred tax asset which reflects an estimate of the fund's future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset will increase the fund's NAV. To the extent the fund has a deferred tax asset consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset, is required.


These calculations are subject to numerous estimates and assumptions, including estimates of the amount and character of distributions expected to be received from MLP investments; assumptions regarding whether or not netting of certain assets and liabilities is permitted; assumptions and judgments regarding the likelihood of realizing deferred tax assets; and estimates of the appropriate tax rates.


The daily estimate of the fund's current taxes and deferred tax liability and/or deferred tax assets used to calculate the fund's NAV could vary significantly from the fund's actual tax liability or benefit, and, as a result, the determination of the fund's actual tax liability or benefit may have a material impact on the fund's NAV. From time to time, the fund may modify its estimates or assumptions regarding its current taxes, deferred tax liability and/or deferred tax assets and return of capital as new information becomes available, which modifications in estimates or assumptions may have a material impact on the fund's NAV.


Shareholders who redeem their shares at a NAV that is based on estimates of the fund's current taxes and deferred tax liability and/or deferred tax assets may benefit at the expense of remaining shareholders (or remaining shareholders may benefit at the expense of redeeming shareholders) if the estimates are later revised or ultimately differ from the fund's actual current taxes and tax liability or benefit.


MARKET RISK. The securities markets are volatile and the market prices of the fund's securities may decline. The prices of securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the fund may involve large price swings and potential for loss. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions the fund could have difficulty meeting redemption requests.


MLP common units and equity securities of MLP affiliates, including I-Shares, often trade on national securities exchanges. However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently. The market movements of such securities with limited trading volumes may be more abrupt or erratic than those with higher trading volumes. As a result of the limited liquidity of such securities, the fund could have greater difficulty selling such securities at the time and price that the fund would like and may be limited in its ability to make alternative investments.



                                       4
                                       Deutsche MLP & Energy Infrastructure Fund


                                               SUMMARY PROSPECTUS March 16, 2017

MID- AND SMALL-CAP RISK. Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.


SHORT SALE RISK. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the fund, could increase the exposure of the fund to the market, increase losses and increase the volatility of returns.


The fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the fund's debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing the full value of its investments.


Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


OPERATIONAL AND TECHNOLOGY RISK. Cyber-attacks, disruptions, or failures that affect the fund's service providers or counterparties, issuers of securities held by the fund, or



                                       5
                                       Deutsche MLP & Energy Infrastructure Fund


                                               SUMMARY PROSPECTUS March 16, 2017
other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.

ACTIVE TRADING RISK. Active securities trading could raise transaction costs (thus lowering returns) and could result in the fund's recognition of gains (or losses) that will increase (or decrease) the fund's tax liability and thereby impact the amount of cash available for distribution to shareholders. In addition, high portfolio turnover may increase the fund's current and accumulated earnings and profits, resulting in a greater portion of the fund's distributions being treated as taxable dividends for federal income tax purposes.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to deutschefunds.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]







  2016
  16.12





                   RETURNS   PERIOD ENDING
 BEST QUARTER     8.16%      June 30, 2016
 WORST QUARTER    0.48%      December 31, 2016

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2016 expressed as a %)

After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.




                                 CLASS          1       SINCE
                             INCEPTION       YEAR   INCEPTION
                           -----------  ---------  ----------
CLASS A before tax          2/3/2015        9.44      -12.66
-------------------------   --------       -----     -------
  After tax on distribu-
  tions                                    10.37      -12.82
  After tax on distribu-
  tions and sale of fund
  shares                                    7.44       -9.24
-------------------------  --------        -----     -------
CLASS C before tax          2/3/2015       15.25      -10.56
-------------------------   --------       -----     -------
INST CLASS before tax       2/3/2015       16.24       -9.69
-------------------------   --------       -----     -------
CLASS S before tax          2/3/2015       16.14       -9.80
-------------------------   --------       -----     -------
ALERIAN MLP INFRASTRUC-
TURE INDEX (reflects no
deduction for fees,
expenses or taxes)                         18.74       -9.56
-------------------------  --------        -----     -------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

RREEF America L.L.C.


PORTFOLIO MANAGER(S)

JOHN W. VOJTICEK, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2015.


MANOJ H. PATEL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2015.


FRANCIS X. GREYWITT III, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2015.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                         AUTOMATIC
                                        UGMAS/          INVESTMENT
             NON-IRA            IRAS     UTMAS               PLANS
        ------------  --------------  --------  ------------------
A C         1,000            500       1,000             500
------      -----            ---       -----             ---
INST    1,000,000           N/A         N/A             N/A
------  ---------           ----       -----            ----
S           2,500          1,000       1,000           1,000
------  ---------          -----       -----           -----

For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class shares. The minimum additional investment in all other instances is $50.


                                       6
                                       Deutsche MLP & Energy Infrastructure Fund


                                               SUMMARY PROSPECTUS March 16, 2017

TO PLACE ORDERS


MAIL           New Accounts             Deutsche Asset Management
                                        PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   Deutsche Asset Management
                                        PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            Deutsche Asset Management
               Redemptions              PO Box 219557
                                        Kansas City, MO 64121-9557
EXPEDITED MAIL                          Deutsche Asset Management
                                        210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                deutschefunds.com
TELEPHONE                               (800) 728-3337, M - F 8 a.m. - 7 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 7 p.m. ET


The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial advisor, contact your financial advisor for assistance with buying or selling fund shares. A financial advisor separately may impose its own policies and procedures for buying and selling fund shares.


Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.



TAX INFORMATION


The fund is treated as a regular corporation, or "C" corporation, for US federal, state and local income tax purposes. The fund will make distributions that will be treated for US federal income tax purposes as (i) taxable dividends to the extent of your allocable share of the fund's current and accumulated earnings and profits, (ii) non-taxable returns of capital to the extent of your basis in your shares of the fund (for the portion of those distributions that exceed the fund's current and accumulated earnings and profits), and (iii) taxable gains (for the balance of those distributions). Dividend income may be treated as "qualified dividend income" for federal income tax purposes, subject to favorable tax rates, provided that certain holding period and other requirements are met. Unlike a regulated investment company, the fund will not be able to pass-through the character of its recognized net capital gain by paying "capital gain dividends." Although the fund expects that a significant portion of its distributions will be treated as nontaxable returns of capital or taxable gains, no assurance can be given in this regard.


PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor's affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.


                                       7
                                       Deutsche MLP & Energy Infrastructure Fund
                                     SUMMARY PROSPECTUS March 16, 2017 DMEIF-SUM